THE SANTA BARBARA GROUP OF MUTUAL FUNDS

                               BENDER GROWTH FUND






                          ANNUAL REPORT TO SHAREHOLDERS
                              AS OF MARCH 31, 1998

LETTER TO SHAREHOLDERS
FROM THE CHAIRMAN OF THE SANTA BARBARA GROUP OF MUTUAL FUNDS

Dear Shareholder,

As I look over my forty years in the investment industry, I can not recall being involved with a Fund and fund managers where the performance was as good as the fiscal year just turned in by the Bender Growth Fund managed by Bob and Reed Bender. The Bender Growth Fund's Class C shares were up 65.17%. According to the Lipper organization, this placed it in the top forty funds for the period. Many of the funds that outperformed it were specialty funds. For a "broad spectrum fund", the Bender Growth Fund's performance was extraordinary. Our hats off to Reed and Bob.

What do we foresee happening for the 1999 fiscal year? Will it be a continuation of 1998? No one can predict, but as we look at today's remarkably changed investment climate we do not have a sense of fear and trepidation about the level of the market. Just to cite several reasons. Interest rates have nothing to drive them upward. The impetus is for interest rates to remain steady or decline. Inflation has disappeared. Money flows into the market from retirement plans and foreign sources will not abate. Our continuing improving efficiency of our economy resulting from events of the eighties and early nineties are long term and also will not abate. Finally, the strong competitive nature of today's international or global economy will continue to keep prices down. The economic picture for the 1999 fiscal year is a good one. We certainly would not run from equities.

The forthcoming year for the Santa Barbara Group of Mutual Funds will be a pivotal one. The concept of the Santa Barbara Group of Mutual Funds, is to have a fund group of individual funds managed by the very best investment managers one can find--organizations such as Bob and Reed's. Actually we have such an organization and another Fund--The Starbuck Tisdale Fund. If it were open for public investing, its past fiscal year would rank it as one of the top funds in Lipper's Growth and Income category. It is a shame not to get this fund and other capable fund manager's further exposure in the public marketplace. Our intention is to do that or recognize such effort dilutes our commitment to the Bender Fund.

On behalf of the Board of Directors, we thank you for participating with us in a year that has proven to be truly noteworthy. We are confident there will be more in the future.


Very truly yours,

/S/Signature

Stephen Y. Ascher
Chairman

LETTER FROM THE INVESTMENT ADVISOR

TO THE SHAREHOLDERS OF THE BENDER GROWTH FUND:

The first quarter of 1998 was an outstanding period for growth stocks. Moderate economic growth and minimal inflation has kept interest rates in check and driven equity prices higher. Starting this quarter, we will report statistics that measure the performance of the Bender Growth Fund against the S&P 500. We will also report on where the Fund stands in terms of the price being paid for expected growth.

The Bender Growth Fund Class C shares grew 13.65% during the first quarter versus a 13.95% gain for the S&P 500. Over the last 12 months the Fund's Class C shares grew 65.17% versus a 48% gain for the S&P 500. This places the Bender Growth Fund among the top 1% of all mutual funds for the period.

It is interesting to note that your Fund's performance was led by companies in distinctly different industries. Legato Systems, a provider of data back-up and restoration software and CBT Group, the leader in computer based training led the technology group. Arterial Vascular Engineering continues to make inroads in the U.S. stock market and Watson Pharmaceuticals posted strong results to lead our medical stocks. Retailing stocks outperformed as Bed Bath and Beyond and Kohl's Corporation continue to expand and report high levels of profitability.

Worldwide economic growth remains sluggish, and we believe that current low levels of inflation will continue for several quarters. Productivity growth and deregulation have had a downward effect on pricing, and the strength of the U.S. dollar has provided the U.S. with cheap imported goods. This has left very little room for companies to raise prices. We remain convinced of the long-term attractiveness of growth stocks, and the Bender Growth Fund in particular. The biggest argument favoring growth stocks is one of valuation. Robert Bender and Associates' premium to the S&P 500 has ranged between 1.09 times and 2.50 times since 1988. The current level of 1.25 indicates that growth stocks could have an impressive run in the near future.

Thank you for your continued support.



Sincerely,

/S/Signature                                         /S/Signature

Reed G. Bender                                       Robert L. Bender
Portfolio Manager                                    Portfolio Manager

 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BENDER GROWTH
            FUND, CLASS C AND Y, VERSUS THE S&P 500 COMPOSITE INDEX

                [Line graph omitted -- Plot points as follows:]



           S&P Composite Index        Bender Growth Fund, Class C      Bender Growth Fund, Class Y
           ----------------------------------------------------------------------------------------
12/96            $10,000                        $10,000                          $10,000
 3/97             10,268                          8,315                            8,335
 3/98             15,193                         13,733                           13,864



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                         One           Annualized
                                         Year      Inception to Date
--------------------------------------------------------------------------------
Bender Growth Fund, Class Y             66.34%           27.52%
--------------------------------------------------------------------------------
Bender Growth Fund, Class C             65.17%           26.66%
--------------------------------------------------------------------------------
Bender Growth Fund, Class C w/load*     64.17%           26.66%
--------------------------------------------------------------------------------

*Return figures reflect the impact of the maximum 1.00% sales charge.

For the period ended March 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's share, when redeemed, may be worth more or less than their original cost. Class Y shares commenced operations on December 9, 1996, and Class C shares commenced operations on December 10, 1996.

STATEMENT OF NET ASSETS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
March 31, 1998

BENDER GROWTH FUND

                                                                        Market
                                                        Shares          Value
                                                     ------------   ------------
COMMON STOCKS (93.2%)

COMMUNICATIONS (12.9%)
         Advanced Fibre Communication*                    7,270      $  264,446
         Ascend Communications*                           5,230         198,086
         CIENA*                                           3,450         147,056
         Hummingbird Communications*                      4,310         147,887
         P-COM*                                          11,090         221,800
         Sawtek*                                          7,465         189,425
--------------------------------------------------------------------------------
                                                                      1,168,700
--------------------------------------------------------------------------------
COMPUTER & SERVICES (36.0%)
         CBT Group PLC ADR*                               6,136         317,538
         Checkpoint Software*                             6,540         298,796
         Cisco Systems*                                   3,985         272,474
         Gartner Group, Class A*                          4,380         163,703
         Genesys Telecom Labs*                            6,290         239,020
         Intel                                            1,860         145,196
         Legato Systems*                                  7,130         423,344
         Microsoft*                                       2,300         205,850
         Network Appliance*                               8,190         290,745
         Networks Associates*                             2,680         177,550
         Oracle*                                          5,500         173,594
         Smallworldwide ADR*                             10,000         195,000
         Sun Microsystems*                                4,200         175,219
         Synopsys*                                        5,500         180,125
--------------------------------------------------------------------------------
                                                                      3,258,154
--------------------------------------------------------------------------------
MEDICAL (13.8%)
         Arterial Vascular Engineering*                   12,040        440,965
         PSS World Medical*                               12,268        288,286
         Quintiles Transnational*                          5,680        273,705
         Watson Pharmaceuticals*                           6,840        246,240
--------------------------------------------------------------------------------
                                                                      1,249,196
--------------------------------------------------------------------------------
OIL FIELD MACHINE & EQUIPMENT (1.3%)
         Dril-Quip *                                       3,610        117,325
--------------------------------------------------------------------------------
RETAIL (17.1%)
         Autozone*                                         6,320        214,090
         Bed Bath and Beyond*                              5,935        274,123
         CDW Computer Centers*                             3,880        232,315
         Fastenal                                          2,350        101,931
         Home Depot                                        3,430        231,310
         Kohl's*                                           3,020        246,885
         Starbucks*                                        5,330        241,516
--------------------------------------------------------------------------------
                                                                      1,542,170
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
March 31, 1998

BENDER GROWTH FUND                                     Shares/          Market
                                                    Face Amount          Value
                                                   -------------      ----------
SERVICES (12.1%)
         Abacus Direct*                                 6,050        $  316,112
         Cendant*                                       5,030           199,314
         CKS Group*                                     6,050           113,816
         Forrester Research*                            6,500           230,750
         Paychex                                        4,030           232,481
--------------------------------------------------------------------------------
                                                                      1,092,473
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
         (Cost $5,966,185)                                            8,428,018
--------------------------------------------------------------------------------
CASH EQUIVALENT  (6.5%)
         United Missouri Bank AFM (Cost $583,266)    $583,266           583,266
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
         (Cost $6,549,451)                                            9,011,284
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.3%)                                 28,871
--------------------------------------------------------------------------------
NET ASSETS:
         Portfolio Shares of Y Class ($.001 par value - unlimited
            shares authorized) based on 168,215 outstanding shares    1,683,825
         Portfolio Shares of C Class ($.001 par value - unlimited
            shares authorized) based on 494,314 outstanding shares    5,073,270
         Accumulated net realized loss on investments                  (178,773)
         Net unrealized appreciation on investments                   2,461,833
--------------------------------------------------------------------------------
                  Total Net Assets: (100.0%)                         $9,040,155
--------------------------------------------------------------------------------
         NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
            PER SHARE - Y CLASS                                          $13.74
         NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
            PER SHARE - C CLASS (SEE FOOTNOTE 2)                         $13.61
================================================================================
* Non-income producing security
ADR - American Depository Receipt
AFM - Automated Funds Management
PLC - Public Limited Company


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
For the Period Ended March 31, 1998

                                                                    Bender
                                                                    Growth
                                                                     Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME:
      Interest Income                                             $   13,364
      Dividend Income                                                  2,041
--------------------------------------------------------------------------------
                  Total Investment Income                             15,405
--------------------------------------------------------------------------------

EXPENSES:
      Investment Advisory Fees                                        76,604
      Administrator Fees                                              60,000
      Custodian Fees                                                  11,386
      Transfer Agent Fees                                             42,419
      Professional Fees                                               15,330
      Director Fees                                                    6,770
      Registration Fees                                               43,499
      Distribution Fees - Class Y                                      4,006
      Distribution Fees - Class C                                     45,235
      Printing Fees                                                    1,749
      Amortization of Deferred Organizational Costs                    8,225
      Miscellaneous Expenses                                             104
--------------------------------------------------------------------------------
      Total Expenses before Waiver of Investment Advisory Fees
              and Contribution from Advisor                          315,327
--------------------------------------------------------------------------------
      Waiver of Investment Advisory Fees                             (76,604)
      Contribution from Advisor                                      (36,355)
--------------------------------------------------------------------------------
               Total Expenses, Net                                   202,368
--------------------------------------------------------------------------------
Net Investment Loss                                                 (186,963)
--------------------------------------------------------------------------------
Net Realized Loss on Investments                                    (144,608)
Change in Net Unrealized Appreciation of Investments               3,111,816
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments                    2,967,208
--------------------------------------------------------------------------------
Net Increase in Net Assets
      Resulting from Operations                                   $2,780,245
================================================================================


    The accompanying notes are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS                                            THE SANTA BARBARA GROUP OF MUTUAL FUNDS


                                                                                                 Bender
                                                                                                 Growth
                                                                                                  Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                        4/1/1997           12/10/1996(1)
                                                                                           to                  to
                                                                                        3/31/1998           3/31/1997
                                                                                     -------------        ------------
INVESTMENT ACTIVITIES:
    Net Investment Loss                                                               $ (186,963)          $  (24,037)
    Net Realized Loss on Investments                                                    (144,608)             (34,165)
    Net Unrealized Appreciation (Depreciation) of Investments                          3,111,816             (649,983)
---------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets Resulting From Operations                        2,780,245             (708,185)
---------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
    Class Y:
      Proceeds from Shares Issued (84,043 and 114,467 shares, respectively)              915,570            1,127,565
      Cost of Shares Redeemed (29,360 and 11,435 shares, respectively)                  (301,972)            (108,371)
---------------------------------------------------------------------------------------------------------------------
              Total Class Y Transactions                                                 613,598            1,019,194
---------------------------------------------------------------------------------------------------------------------
    Class C:
      Proceeds from Shares Issued (245,728 and 333,060 shares, respectively)           2,774,788            3,283,062
      Cost of Shares Redeemed (71,888 and 12,586 shares, respectively)                  (705,432)            (122,115)
---------------------------------------------------------------------------------------------------------------------
      Total Class C Transactions                                                       2,069,356            3,160,947
---------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Capital Share Transactions                             2,682,954            4,180,141
---------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                           5,463,199            3,471,956
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period (434,006 and 10,500 shares, respectively)                      3,576,956              105,000
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    End of Period (662,529 and 434,006 shares, respectively)                          $9,040,155           $3,576,956
=====================================================================================================================

(1) The Bender Growth Fund commenced operations on December 10, 1996.


    The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                     THE SANTA BARBARA GROUP OF MUTUAL FUNDS
For the periods ended March 31, 1998
For a share outstanding throughout the periods

                                                                                                                        Ratio of
                                                                                                                       Expenses to
                                     Realized and      Net                                                             Average Net
          Net Asset                   Unrealized      Asset                                  Ratio of     Ratio of        Assets
            Value          Net         Gains or       Value                                Expenses to    Income to    (Excluding
        Beginning of   Investment     Losses on      End of      Total   Net Assets End    Average Net   Average Net   Waivers and
           Period        Income       Securities     Period     Return     of Period         Assets        Assets     Contributions)
====================================================================================================================================
--------------------------
Bender Growth Fund
--------------------------
Class Y
1998       $ 8.26        (0.224)         5.704       $13.74     66.34%    $2,312,027          2.75%       (2.50%)        4.59%
1997*      $10.00        (0.044)        (1.696)      $ 8.26    (17.4%)       937,321          2.75%       (2.16%)        7.88%

Class C
1998       $ 8.24        (0.276)         5.646       $13.61     65.17%    $6,728,128          3.50%       (3.25%)        5.34%
1997*      $10.00        (0.059)        (1.701)      $ 8.24    (17.6%)     2,639,635          3.50%       (2.88%)        8.70%
------------------------------------------------------------------------------------------------------------------------------------



            Ratio of Net
              Income to
             Average Net
                Assets
             (Excluding       Portfolio      Average
             Waivers and      Turnover     Commission
           Contributions)       Rate         Rate(A)
=====================================================
--------------------------
Bender Growth Fund
--------------------------
Class Y
1998            (4.34%)          7.44%       $0.0971
1997*           (7.29%)          3.00%       $0.0893

Class C
1998            (5.09%)          7.44%       $0.0971
1997*           (8.08%)          3.00%       $0.0893
-----------------------------------------------------


      *  The Bender Growth Fund commenced on December 10, 1996. All ratios for the period have been annualized.
         Total return is for the period indicated and has not been annualized.
     (A) Average commission rate paid per share for the security purchases and sales made during the period.


   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
================================================================================
BENDER GROWTH FUND -- MARCH 31, 1998



1. ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with two funds: the Bender Growth Fund and the Starbuck Tisdale Growth and Income Fund (the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The financial statements of the Bender Growth Fund (the "Fund") are included herein. The Starbuck Tisdale Growth and Income Fund is presented separately. The Company is registered to offer two classes of shares, Class Y and Class C. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION -- Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service at the last reported sale price for such security as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

SECURITY TRANSACTION AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities will be those of the specific securities sold. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

FEDERAL INCOME TAXES -- The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets. Expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

================================================================================
BENDER GROWTH FUND -- MARCH 31, 1998


NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated each business day by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent. The redemption price disclosed in the financial statements for Class C shares does not reflect the contingent deferred sales charge.

ORGANIZATIONAL COSTS -- Organizational costs have been deferred in the account of the Fund and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holders thereof by the Fund will be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of shares outstanding at the time of such redemption) of the unamortized deferred organizational costs as of the date of such redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. SERVICE AGREEMENTS

Pursuant to an investment advisory agreement, investment advisory services are provided to the Company by SBG Capital Management (the "Advisor"). The Advisor receives a monthly fee at an annual rate of 1.25% of the average daily net assets of the Fund. The Advisor has agreed to waive a portion of their fees and reimburse the Fund for other expenses as necessary in order to limit the operating expenses to 2.75% and 3.50% of average daily net assets of the Class Y and Class C shares, respectively.

Sub-Advisory services are provided to the Advisor for the Fund by Robert Bender & Associates, Inc. (the "Sub-Advisor") pursuant to a sub-advisory agreement. Under terms of the agreement, the Sub-Advisor receives a monthly fee at an annual rate of 0.50% of the average daily net assets of the fund and is paid by the Advisor. The Advisor is responsible for the supervision and payment of fees to the Sub-Advisor in connection with its services.

Ascher/Decision Services, Inc. (an affiliate of the Advisor) serves as Distributor to the Fund pursuant to a Service and Distribution Plan (the "Plan"). Under terms of the Plan, the Distributor is paid a distribution fee at an annual rate of 0.25% and 0.75% of the average daily net assets of the Class Y and C shares respectively. Class C shares are subject to a shareholder services fee which is paid to the Distributor, at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund.

SEI Fund Resources (the "Administrator") serves as Administrator to the Fund pursuant to an administration agreement. Under terms of such agreement the Administrator is paid an annual fee equal to the greater of 0.15% of the first $50 million in average daily net assets, 0.125% for the next $50 million in average daily net assets and 0.10% for such daily net assets in excess of $100 million or a minimum of $60,000.

The Fund and United Missouri Bank (the "Custodian") are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTES TO FINANCIAL STATEMENTS  (concluded)
================================================================================
BENDER GROWTH FUND -- MARCH 31, 1998


The Fund and National Financial Data Services (the "Transfer Agent") are parties to a servicing agreement, under which the Transfer Agent provides transfer agency and dividend disbursing services for the Fund.


4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period from April 1, 1997 to March 31, 1998, were $2,569,275 and $434,982, respectively.

As of March 31, 1998, net unrealized appreciation on investment securities for book and federal income tax purposes aggregated $2,461,833 of which $2,765,423 related to appreciated securities and $303,590 related to depreciated securities. There was no difference between book and tax realized gains on securities for the period from April 1, 1997 to March 31, 1998.




--------------------------------------------------------------------------------
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE COMPANY. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE COMPANY, UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. ASCHER/DECISION SERVICES, INC., THE DISTRIBUTOR, AND UNITED MISSOURI BANK, THE CUSTODIAN, ARE NOT AFFILIATED.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of the Bender Growth Fund:

We have audited the accompanying statement of net assets of the Bender Growth Fund (the "Fund") as of March 31, 1998 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended March 31, 1998 and for the period from December 10, 1996 to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bender Growth Fund at March 31, 1998, the results of its operations for the year then ended, and the changes in net assets and financial highlights for the year ended March 31, 1998 and for the period from December 10, 1996 to March 31, 1997 in conformity with generally accepted accounting principles.




Los Angeles, California
May 13, 1998